UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       January 15, 2004 (January 8, 2004)



                            Availent Financial, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                       0-02252               13-1976670
  -------------------------------  ------------------------  -------------------
  (State or other jurisdiction of  (Commission File Number)    (IRS Employer
          incorporation)                                     Identification No.)


   2720 Stemmons Freeway, South Tower, Suite 600
                   Dallas, TX                               75007
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (214) 637-2972



(Former name or former address, if changed since last report):   Not Applicable


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 8, 2004, Availent Financial, Inc., a Delaware corporation (the "Registrant"), acquired, substantially all of the assets of Broyd, Inc. - D.B.A. First Texas Residential ("First Texas" or "Seller"). The aggregate purchase was $3,500,000.00, which payment consisted of $250,000.00 in cash and a $3,250,000.00 promissory note. The note matures on February 1, 2004 and bears interest at an annual rate equal to the prime rate plus two percent. At the sole option of Registrant, one thirty day extension of the due date is available if a payment of $100,000.00 is made to Seller by the Registrant.

     The promissory note is secured by substantially all of the assets being acquired from the seller. The Registrant anticipates that it will be successful in obtaining the required financing to timely pay the promissory note in full. In the event that Registrant fails to pay the promissory note when due, Seller may declare the note in default and, among other things, may exercise its rights as a secured creditor and foreclose on the assets.

     First Texas is a growing residential brokerage firm located in Houston, Texas providing mortgage finance marketing services, primarily in the form of residential mortgages.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of the Businesses Acquired. The audited financial statements of First Texas required by this Item 7(a) are not yet available. The Registrant expects that the audited financial statements of First Texas will be completed and filed by amendment to this Form 8-K Current Report within 60 days after the date of this Form 8-K Current Report.

     (b) Pro Forma Financial Information. The pro forma financial statements of the Registrant required by this Item 7(b) are not yet available. The Registrant expects that the pro forma financial statements will be completed and filed by amendment to this Form 8-K Current Report not later than 60 days after the date of this Form 8-K Current Report.

    (c)      Exhibits.
             --------

Exhibit No.    Description
-----------    -----------

10.1 Asset Purchase Agreement dated December 31, 2003 between Registrant and Broyd, Inc. - D.B.A. First Texas Residential

10.2 Contingent Payment Agreement dated December 31, 2003 between Registrant and Broyd, Inc. - D.B.A. First Texas Residential.

10.3 Promissory Noted dated December 31, 2003 between Registrant and Broyd, Inc. - D.B.A. First Texas Residential.

10.4 Security Agreement dated December 31, 2003 between Registrant and Broyd, Inc. - D.B.A. First Texas Residential.

10.5 Bill of Sale dated December 31, 2003 between Registrant and Broyd, Inc. - D.B.A. First Texas Residential.

10.6 Warrant Agreement dated December 31, 2003 between Registrant and Broyd, Inc. - D.B.A. First Texas Residential.

10.7 Employment Agreement dated December 31, 2003 between Registrant and Tom Boyd.

10.8 Employment Agreement dated December 31, 2003 between Registrant and Doug Brown.



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10.9           Intercreditor Agreement dated December 31, 2003 between
               Registrant and Joe Lutz and Broyd, Inc. - D.B.A. First Texas Residential.

99.1           Press Release dated January 15, 2004





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  AVAILENT FINANCIAL, INC.



Dated:  January 15, 2004                    By:   /s/ Bruce A. Hall
                                                  -----------------------------
                                            Name:     Bruce A. Hall
                                            Title:    Chief Financial Officer








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